SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of URI and its wholly-owned subsidiaries (collectively "the Company"). All significant intercompany transactions have been eliminated in consolidation.

Uranium Properties

        All acquisition and development costs (including financing, salary and related overhead costs) incurred in connection with the various uranium properties are capitalized. Exploration and evaluation costs associated with uranium properties are expensed as incurred until such time that the existence of a commercially minable uranium deposit is confirmed. All properties with significant acquisition or incurred costs are evaluated for their realizability on a property-by-property basis. Any impairment of such costs is recognized through a reduction in the net carrying value of the asset. (See Note 4—"Uranium Properties").

        Depreciation and Depletion. Depletion of uranium mineral interests, permits, licenses and related development costs are computed on a property-by-property basis using the units-of-production method based on each project's pounds of recoverable uranium. The determination of the depletable base for each uranium mineral interest is calculated by the Company's professional geologists to determine the estimated recoverable uranium to be produced over the projected life for each uranium mineral interest. Depreciation and depletion are provided on the investment costs, net of salvage value, of the various uranium properties' production plants and related equipment using the estimated production life of the uranium reserves. During the periods that our facilities are not in production, depletion on our mineral interests, permits, licenses and development properties are suspended. Depreciation and depletion of our plant facilities, machinery and equipment continues, at significantly reduced amounts, in accordance with the level of stand-by activity being conducted at each site.

        Other ancillary plant equipment and vehicles are depreciated using a straight line method based upon the estimated useful lives of the assets.

Other Property, Plant and Equipment

        Other property, plant and equipment consists of corporate office equipment, furniture and fixtures and transportation equipment. Depreciation on other property is computed based upon the estimated useful lives of the assets. Repairs and maintenance costs are expensed as incurred. Gain or loss on disposal of such assets is recorded as other income or expense as such assets are disposed.

Capitalization of Interest

        The Company capitalizes interest cost with respect to properties undergoing exploration or development activities that are not subject to depreciation or depletion. The average interest rate on outstanding borrowings during the period is used in calculating the amount of interest to be capitalized. No interest was capitalized in the twelve months ended December 31, 2011, 2010 and 2009. Total interest costs in these periods were $19,000, $25,400 and $40,600, respectively.

Restoration and Remediation Costs (Asset Retirement Obligations)

        Various federal and state mining laws and regulations require the Company to reclaim the surface areas and restore underground water quality for its mine projects to the pre-existing mine area average quality after the completion of mining. The Company records the estimated present value of reclamation liabilities and increases the carrying amount of the related asset. Reclamation costs are allocated to expense over the life of the related assets and are periodically adjusted to reflect changes in the estimated present value resulting from the passage of time and revisions to the estimates of either the timing or amount of the reclamation and remediation costs.

        Future reclamation and remediation costs are accrued based on management's best estimate at the end of each period of the costs expected to be incurred at each project. Such estimates are determined by the Company's engineering studies calculating the cost of future of surface and groundwater activities.

Contingent Liabilities—Off Balance Sheet Arrangements

        The Company has obtained financial surety relating to certain of its future restoration and reclamation obligations as required by the State of Texas regulatory agencies. The Company has bank Letters of Credit (the "L/Cs") and performance bonds issued for the benefit of the Company to satisfy such regulatory requirements. The L/Cs were issued by Bank of America and the performance bonds have been issued by United States Fidelity and Guaranty Company ("USF&G"). The amount of the L/Cs totaled $5,858,000, $5,858,000 and $5,761,000 at December 31, 2011, 2010 and 2009, respectively. Such L/Cs are collateralized in their entirety by certificates of deposit.

        Performance bonds totaling $2,834,000 were issued for the benefit of the Company at December 31, 2011, 2010 and 2009. USF&G has required that the Company deposit funds collateralizing a portion of the bonds. In September 2010, the Company received notice from the bonding company requesting that the Company either increase the collateral supporting the bonds to 100% of the bond amount by making quarterly payments of $500,000 or cause the release of the bonds by the fourth quarter of 2011. The amount of the collateral exceed the amount of bonding issued by USF&G by $60,000 at December 31, 2011. The amount of the bonding issued by USF&G exceeded the amount of the collateral by $2.0 million and $2.5 million at December 31, 2010 and 2009, respectively. In the event that USF&G is required to perform under its bonds or the bonds are called by the state agencies, the Company would be obligated to pay any expenditure in excess of the collateral.

Revenue Recognition for Uranium Sales

        The Company delivers uranium to its customers at third-party conversion facilities. The third-party converters warehouse our uranium and transfer title to our customers via book transfer upon instructions supplied by the Company. The Company recognizes revenue from the sale of uranium when title to the uranium transfers and delivery is completed through such book transfer. The Company bears the risk of loss while its uranium is held at the converter prior to its sale to our customers, except in the case of negligence by the converter, whereby the converter would bear such risk. Upon completion of the book transfer, which is a record keeping entry, not a physical transfer of goods to the customer, the risk of loss passes to our customer.

Earnings Per Share

        Net earnings (loss) per common share—basic has been calculated based on the weighted average shares outstanding during the year and net earnings (loss) per common share—diluted has been calculated assuming the exercise or conversion of all dilutive securities. Due to net losses incurred for 2011, 2010 and 2009 there were no dilutive securities included in these years as their inclusion would be anti-dilutive.

        The weighted average number of shares used to calculate basic and diluted earnings (loss) per share was 93,480,528 in 2011, 72,313,464 in 2010 and 56,400,466 in 2009. The potential dilutive Common Stock that was excluded from the calculation of diluted earnings per share was 4,548,851 in 2011, 5,947,143 in 2010 and 6,216,989 in 2009.

Consolidated Statements of Cash Flows

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

        Additional disclosures of cash flow information follow:

	Year Ended December 31,
	2011	2010	2009
Cash paid during the period for:
Interest	$19,000	$25,400	$40,600
The following non-cash transactions occurred in 2011, 2010 and 2009 and such transactions are summarized as follows:
Common stock issued for deferred compensation	$697,027	$—	$—

Restricted common stock issued for services	$176	$282	$826

Restricted share issuance of Common Stock in connection with a cash conservation plan	$—	$106,500	$324,000

        No new capital leases or financings were entered into in 2011, 2010 and 2009. The balance of the capital leases at December 31, 2011 was $119,000.

Cash Balances in Excess of Federally Insured Limits

        The Company's cash balance at December 31, 2011 was $2.9 million and it maintains its cash accounts primarily with Bank of America, N.A. The total cash balances are insured by the Federal Deposit Insurance Corporation up to $250,000 per account. The Company has cash balances with Bank of America, N.A. that exceeded the balance insured by the FDIC that totaled approximately $927,000 at December 31, 2011.

Restricted Cash

        At December 31, 2011 and 2010, the Company had pledged certificates of deposit and money market accounts of $9,380,000 and $7,337,000, respectively, in order to collateralize letters of credit required for future restoration and reclamation obligations related to the Company's South Texas production and development properties. These funds are not readily available to the Company and are not included in cash equivalents.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make certain estimates and assumptions. Such estimates and assumptions may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Specifically regarding the Company's uranium properties, significant estimates were utilized in determining the carrying value of these assets and in the case of producing and development properties, the pounds of uranium to be recovered. The actual values received from the disposition of these assets and the amount of uranium recovered from these projects may vary significantly from these estimates based upon market conditions, financing availability and other factors.

        Regarding the Company's reserve for future restoration and reclamation costs, significant estimates were utilized in determining the future costs and timing to complete the groundwater restoration and surface reclamation at the Company's mine sites. The actual cost to conduct these activities may vary significantly from these estimates.

Risks and Uncertainties

        Historically, the market for uranium has experienced significant price fluctuations. Prices are significantly impacted by global supply and demand, which is affected by the demand for nuclear power, political, and economic conditions, governmental legislation in uranium producing and consuming countries, and production levels and costs of production of other producing companies. Increases or decreases in prices received could have a significant impact on the Company's future results of operations.

Reclassifications

        Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations or retained earnings.

Recently Issued Accounting Pronouncements

        In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This standard clarifies guidance on how to measure fair value and is largely consistent with existing fair value measurement principles. The ASU also expands existing disclosure requirements for fair value measurements and makes other amendments. This ASU is effective for the Company prospectively beginning January 1, 2012. The adoption of this standard is not expected to have a material impact on the Company's consolidated results of operations or financial condition.